UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2025

Ecovyst Inc.

Commission File Number: 001-38221

Delaware	81-3406833
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

600 Lee Road, Suite 200
Wayne, Pennsylvania	19087
(Address of principal executive offices)	(Zip Code)

(484)	617-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	ECVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2025, Ecovyst Inc. issued a press release announcing the reporting of its financial results for the quarter ended September 30, 2025. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report on Form 8-K (including the exhibit attached hereto) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K (including the exhibit attached hereto) shall not be deemed incorporated by reference into any filing or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued by Ecovyst Inc. announcing financial results for the quarter ended September 30, 2025
104	The cover page from this Current Report on Form 8-K of Ecovyst Inc., formatted in Inline XBRL and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 4, 2025	Ecovyst Inc.

		By:	/s/ MICHAEL FEEHAN
		Name:	Michael Feehan
		Title:	Vice President and Chief Financial Officer